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                                                                 Exhibit 10.12.3

                                    AMENDMENT
                                       TO
                             AGREEMENT OF EMPLOYMENT

     This AMENDMENT TO AGREEMENT OF EMPLOYMENT (this "Amendment"), dated as of November 15, 2000, is intended to modify the Agreement of Employment, dated as of April 9, 2000 (the "Agreement of Employment"), among Independent Wireless One Corporation, a Delaware corporation ("IWO"), IWO Holdings, Inc., a Delaware corporation ("Holdings" and together with IWO, the "Corporation") and Steven M. Nielsen, residing at 26 Port Huron Drive, Niskayuna, New York 12309 (the "Employee").

                                    RECITALS

     WHEREAS, the Corporation desires to induce and secure the employment of the Employee as President and Chief Executive Officer and Employee desires to be so employed by the Corporation, effective as of November 15, 2000.

                                   AGREEMENTS

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1.
     ----------

     (a) Section 2(a) of the Agreement of Employment is hereby amended and restated in its entirety as follows:

          "2.  Duties of Employee.
               ------------------

               (a) The Employee shall serve on the Board of Directors of the Corporation and as President and Chief Executive Officer of the Corporation, and of any subsidiary or affiliated corporation if elected by the appropriate Board of Directors, and shall perform such duties as are appropriate to such office as may be assigned to him by such Board of Directors. Subject to the direction of the Board of Directors, the Employee shall be responsible for the establishment of the policies, plans and strategic goals of the Corporation, and shall have primary authority and responsibility for the direction of the day to day business of the Corporation, including, but not limited to its operating divisions and performance of work and contracts; supervision of general, administrative, financial, and human resources support staff; and reportee for employee general supervision, performance appraisals and operations functions. The Corporation agrees that the duties assigned to the Employee shall not be inconsistent therewith and that the Employee shall have such powers, authority and facilities at his disposal as are suitable to his position and as shall reasonably be required to enable him to discharge his duties in an efficient manner."

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     (b)  Section 3(a) of the Agreement of Employment is hereby amended and restated in its entirety as follows:

          "3.  Compensation.
               ------------

               (a)  Basic Salary. The Corporation will pay the Employee during
                    ------------
          the term hereof for all services to be rendered hereunder a basic salary at the rate of two hundred thousand dollars ($200,000) per annum from the Effective Date through November 15, 2000; two hundred seventy-five thousand dollars ($275,000) per annum from November 16, 2000 through December 31, 2001; and two hundred eighty-five thousand dollars ($285,000) per annum from January 1, 2002 to December 31, 2002. The foregoing basic salary shall be paid in such regular installments as are applied generally to salary period payments to other employees of the Corporation, but in no event less than twice monthly."

     (c) Section 3(b)(i) of the Agreement of Employment is hereby amended by deleting therefrom the words "Corporation's Chief Executive Officer and."

     (d) Section 3(d) of the Agreement of Employment is hereby amended by deleting from the last sentence thereof the words "All time off is subject to approval by the CEO and."

     SECTION 2.
     ----------

     (a)  Counterparts. This Amendment may be executed in two or more
          ------------
counterparts, each of which will be deemed an original but which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

     (b)  Headings; Sections. All headings and captions in this Amendment are
          ------------------
for purposes of reference only and will not be construed to limit or affect the substance of this Amendment. All references to Section in this Amendment refer to Sections of this Amendment, unless otherwise expressly provided for.

     (c)  Other Provisions. All other provisions of the Agreement of Employment
          ----------------
not amended hereby will remain in full force and effect.

                            [signature page follows]

                                       2

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     IN WITNESS WHEREOF, IWO and Holdings have caused this Amendment to be signed by their respective officers hereunto duly authorized, and the Employee has hereunto set his hand and seal, effective as of the day and year first above written.

INDEPENDENT WIRELESS ONE                INDEPENDENT WIRELESS ONE
CORPORATION                             CORPORATION

By:  /s/ Michael E. Cusack              By:    /s/ Alfred F. Boschulte
     --------------------------                --------------------------
     Name:  Michael E. Cusack           Name:  Alfred F. Boschulte
     Title: Vice-President              Title: Chairman
            & Secretary

IWO HOLDINGS, INC.                      IWO HOLDINGS, INC.


By:  /s/ Michael E. Cusack              By:    /s/ Alfred F. Boschulte
     --------------------------                --------------------------
     Name:  Michael E. Cusack           Name:  Alfred F. Boschulte
     Title: Vice-President              Title: Chairman
            & Secretary

                                        EMPLOYEE

                                        /s/ Steven M. Nielsen
                                        ---------------------------------
                                        Steven M. Nielsen